                                                                    EXHIBIT 99.1


WILMER, CUTLER & PICKERING
Counsel for Debtors and Debtors-in-Possession
Washington, D.C. 20037-1420
(202) 663-6000


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


IN RE:

Iridium LLC
Iridium Operating LLC                                                                                        Case No. 99-45005-CB
Iridium IP LLC                                                                                               (Jointly Administered)
Iridium Capital Corporation                                                                                  Chapter 11
Iridium Roaming LLC
Iridium (Potomac) LLC


                           MONTHLY OPERATING STATEMENT


             FOR THE PERIOD JANUARY 1, 2000 THROUGH JANUARY 31, 2000


Disbursements: (in thousands)
       Iridium LLC                                                                             $93
                                                                                   --------------------------
       Iridium Operating LLC                                                                 $13,852
                                                                                   --------------------------
Operating Loss: (in thousands)                                                               $112,588
                                                                                   --------------------------


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached and being familiar with the debtors' financial affairs, verifies under the penalty of the perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE:          FEBRUARY 28, 2000                          /s/     DAVID R. GIBSON
     ----------------------------------------            ----------------------------------------------------------
                                                                  David R. Gibson, Chief Financial Officer


Indicate if this is an amended statement by checking here:

                                                      AMENDED STATEMENT ________

HEADNOTE
These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                                            JANUARY 31, 2000
                                                                                            ----------------
ASSETS
Current assets:
   Cash and cash equivalents  (Note 3)                                                      $          6,422
   Restricted cash (Note 3)                                                                          167,260
   Accounts receivable, net of allowance                                                               3,752
   Due from Affiliates, net of allowance                                                               1,352
   Prepaid expenses and other current assets                                                          16,942
                                                                                            ----------------
      Total current assets                                                                           195,728
Property and equipment, net                                                                        2,963,558
Other assets                                                                                          16,014
                                                                                            ----------------
      Total assets                                                                          $      3,175,300
                                                                                            ================
LIABILITIES AND MEMBERS' DEFICIT
Liabilities not subject to compromise
Current liabilities
   Accounts payable and accrued expenses                                                    $         16,980
   Due to Member                                                                                     277,385
   Due to Affiliates                                                                                   3,200
   Senior Secured Bank Facility                                                                      800,000
                                                                                            ----------------
      Total current liabilities                                                                    1,097,565
Deferred liabilities                                                                                  54,159
Liabilities subject to compromise
   Senior Notes A, B, C and D                                                                      1,450,000
   Senior Subordinated Notes                                                                         377,060
   Due to Member                                                                                   1,311,047
   Due to Affiliates                                                                                     605
   Pre-petition interest payable                                                                     104,601
   Pre-petition accounts payable-trade                                                                13,213
   Pre-petition accrued liabilities                                                                    3,534
   Accrued pension liabilities                                                                        11,616
                                                                                            ----------------
                                                                                                   3,271,676
                                                                                            ----------------
      Total Liabilities                                                                            4,423,400
                                                                                            ================
Members' Deficit
   Class 2 Interests                                                                                  50,258
   Class 1 Interests                                                                               2,352,821
   Adjustment for minimum pension liability                                                           (1,812)
   Deficit accumulated during the development stage                                               (3,649,367)
                                                                                            ----------------
      Total members' deficit                                                                      (1,248,100)
                                                                                            ----------------
      Total liabilities and members' deficit                                               $       3,175,300
                                                                                            ================


    The accompanying notes are an integral part of the financial statements.

HEADNOTE
These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                    UNAUDITED CONSOLIDATED STATEMENT OF LOSS
                                 (IN THOUSANDS)

                                                                                                   PERIOD FROM
                                                                                                 JANUARY 1, 2000
                                                                                             THROUGH JANUARY 31, 2000
                                                                                             ------------------------
Revenue                                                                                      $                  1,548
Costs and expenses:
  Sales, general and administrative                                                                             8,009
  Operations and maintenance expense                                                                           25,209
  Depreciation and amortization                                                                                68,739
  Interest expense                                                                                              8,574
                                                                                             ------------------------
                                                                                                              110,531
                                                                                             ------------------------
Loss before reorganization items                                                                              108,983
                                                                                             ------------------------
Reorganization expense items:
  Professional fees                                                                                             2,241
  Employee retention costs                                                                                      2,176
  Interest income                                                                                                (812)
                                                                                             ------------------------
                                                                                                                3,605
                                                                                             ------------------------
Net Loss                                                                                     $                112,588
                                                                                             ========================


    The accompanying notes are an integral part of the financial statements.

HEADNOTE
These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                          PERIOD FROM JANUARY 1, 2000
                                                                                            THROUGH JANUARY 31, 2000
                                                                                          ---------------------------
Cash flows from operating activities:
   Net loss before reorganization items                                                   $                  (108,983)
   Adjustments to reconcile net loss before reorganization items to net cash used:
      Depreciation and amortization                                                                            68,739
      Amortization of financing costs                                                                           1,306
      Loss on disposal of assets                                                                                  109
      Changes in assets and liabilities:
         Increase in accounts receivable                                                                       (1,348)
         Decrease in prepaid expenses and other current assets                                                  1,526
         Increase in due to/from affiliates                                                                       811
         Decrease in other assets                                                                                  24
         Increase in accounts payable and accrued expenses                                                     26,647
         Increase in other liabilities                                                                          1,751
                                                                                          ---------------------------
                                                                                                               (9,418)
                                                                                          ---------------------------
  Net loss from reorganization items                                                                           (3,605)
  Adjustments to reconcile net loss from reorganization items to net cash used:
      Changes in assets and liabilities:
         Increase in accounts payable and accrued expenses                                                        698
                                                                                          ---------------------------
                                                                                                               (2,907)
                                                                                          ---------------------------
         Net cash used in operating activities                                                                (12,325)
                                                                                          ---------------------------
Cash flows from investing activities:
   Purchases of property and equipment                                                                             (5)
                                                                                          ---------------------------
         Net cash used in investing activities                                                                     (5)
                                                                                          ---------------------------
Cash flows from financing activities:
   Reorganization item:
      Proceeds from restricted cash                                                                             2,861
                                                                                          ---------------------------
         Net cash provided by financing activities                                                              2,861
                                                                                          ---------------------------
Increase (decrease) in cash and cash equivalents                                                               (9,469)
Cash and cash equivalents, beginning of period                                                                 15,891
                                                                                          ---------------------------
Cash and cash equivalents, end of period                                                  $                     6,422
                                                                                          ===========================
Supplemental disclosures of cash flow information:
   Interest paid                                                                                                3,937
   Cash paid for reorganization items:
      Professional fees                                                                                           382
      Workforce reduction costs                                                                                    31
      Employee retention program                                                                                3,306
      Interest earned on accumulated cash resulting from Chapter 11 proceeding                                   (812)
                                                                                          ---------------------------
                                                                                                                2,907


    The accompanying notes are an integral part of the financial statements.

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND BUSINESS

Iridium LLC (the "Parent" or the "Company") and its subsidiaries have completed their efforts to develop and deploy a global wireless personal communication system (the "Iridium System"). Iridium commenced commercial satellite phone service on November 1, 1998 and commercial satellite paging service on November 15, 1998. The Parent's transition from a development stage limited liability company to an operating limited liability company has been adversely affected by various factors, including much slower than expected subscriber growth. As a result of these factors, on August 13, 1999, bankruptcy petitions were filed with respect to the Parent and certain of their affiliates. See Note 3 for a description of the bankruptcy proceedings.

2.   BASIS OF PRESENTATION

The unaudited consolidated financial statements include the accounts of the Parent and its wholly-owned subsidiaries, Iridium Operating LLC ("Iridium"), Iridium Geolink LLC, Iridium Promotions Inc. and Iridium Aero Acquisition Sub, Inc. and Iridium's wholly-owned subsidiaries, Iridium Capital Corporation, Iridium Roaming LLC, Iridium IP LLC, Iridium (Potomac) LLC, Iridium Facilities Corporation and Iridium Canada Facilities, Inc. All significant intercompany transactions have been eliminated.

These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted.

SFAS 121 requires the Company to evaluate the recoverability of its long-lived assets whenever events or circumstances indicate that the carrying amount of such assets may be impaired. If considered impaired, SFAS 121 requires that the long-lived assets be written down to fair value. The Company's long-lived assets are comprised of the Iridium Space System and related assets. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. The accompanying unaudited consolidated financial statements also omit certain disclosures required under GAAP, including inception-to-date financial information for development stage enterprises and earnings (loss) per membership interest data.

With the exceptions described above, in the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying unaudited consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments to certain other accounts as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

In connection with the bankruptcy proceedings the Company has adopted AICPA Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). SOP 90-7 requires entities in bankruptcy to present their pre-petition liabilities on the basis of the expected amount of allowed claims in accordance with Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies".

3.   BANKRUPTCY FILING

On August 13, 1999 (the "Petition Date"), certain creditors of Iridium and Iridium Capital Corporation filed involuntary bankruptcy petitions against them in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Also, on August 13, 1999, the Parent, Iridium, Iridium Capital Corporation and Iridium World Communications Ltd. ("IWCL"), a member of the Parent, filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware. On August 16, 1999, the Court entered an order, which, among other things, stayed the Delaware petitions. On September 13, 1999 (the "Conversion Date"), the Court entered an order granting the Parent, Iridium, IWCL (whose estate is being separately administered) and Iridium Capital Corporation relief under Chapter 11 of Title 11 of the US Bankruptcy Code (the "Bankruptcy Code"). Additionally, on the Conversion Date, three additional Iridium subsidiaries, Iridium IP LLC, Iridium (Potomac) LLC and Iridium Roaming LLC and on December 16, 1999 Iridium Promotions, Inc. (together and collectively with the other companies the "Debtors") filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code.

In Chapter 11 bankruptcy proceedings, certain claims in existence prior to the order of relief, including pending litigation against the Company are stayed while the Company continues its business operations as a debtor-in-possession. These accrued claims are reflected in the balance sheets as "Liabilities Subject to Compromise". Additional liabilities subject to compromise may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the Court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Prior to the Conversion Date, the Debtors continued to pay expenses and claims, including pre-petition claims. The Debtors received approval from the Bankruptcy Court, effective September 13, 1999, to pay certain of its pre-petition and pre-conversion obligations, including employee wages and related taxes and gap period claims (those claims incurred between the Debtors' Petition Date and the Conversion Date).

The equity and liabilities of Parent as of the Petition Date are subject to compromise or other treatment as determined by the Court. The ultimate effects of the bankruptcy proceedings on each of the various constituencies will depend on a variety of factors, including, without limitation, the amount of proceeds realized by the Company on the sale of its assets, the validity or perfection of security interests granted to certain lenders and the amount and relative rank of each claim among the priorities established by the Bankruptcy Code. The stock of IWCL was de-listed by NASDAQ on November 19, 1999 and is now trading on the "pink sheets." Based on the Company's debt level in excess of $4 billion and the legal priorities in bankruptcy, the Company believes that any reorganization or liquidation will not result in any value remaining from the bankruptcy estate for holders of publicly traded equity. The Company currently expects to sell all or substantially all of its operating assets in a sale under Court supervision; however, there can be no assurance that any such sale will be consumated.

From the Conversion Date until December 15, 1999, the Debtors' operations were funded pursuant to cash collateral orders agreed to by the lenders and approved by the Court. On December 15, 1999, the Court approved an extension of the use of cash collateral through February 15, 2000, provided, however, that all cash subject to the bank lien be used only to pay interest to the lenders and certain other limited expenses. As a result, approximately $167 million of cash subject to the bank lien has been recognized as restricted cash in the accompanying financial statements. To fund ongoing operations and restructuring costs, current investors, led by Motorola, agreed to provide the Company a non-interest bearing loan of $20 million to continue its operations through February 15, 2000. The loan funded certain expenditures incurred through February 15, 2000. On February 14, 2000, the loan was extended through February 18, 2000 and on February 17, 2000 the loan was increased by $5 million and extended through March 6, 2000. The remaining outstanding portion of the loan will be treated as a post-petition liability subordinate to other post-petition liabilities and the $800 million Senior Secured

Bank Facility. As of January 31, 2000 the loan is classified under Liabilities Not Subject to Compromise - Due to Member.

In addition to the interim funding of Iridium, Motorola has continued to operate and maintain the satellite constellation without any cash payment for this service. Motorola will be under no obligation to provide this service after March 6, 2000 unless it is paid for the service on a current basis in cash.

4.   USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.   LIABILITIES SUBJECT TO COMPROMISE

Obligations classified in the January 31, 2000 balance sheet as liabilities subject to compromise are those obligations that were incurred prior to the Petition Date. The ultimate disposition of such liabilities is not currently determinable.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                             SCHEDULE OF TAXES PAID
          FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH JANUARY 31, 2000

                                      Pay Period          Amount
                                      ----------          ------
Gross Wages and Salaries paid         15-Jan-00     $         4,059,995 (includes $2,894,395 of retention and $23,688 of severance)
                                      31-Jan-00               1,139,328 (includes $2,848 of retention and $5,271 of severance)
                                                    --------------------
                                                    $         5,199,323
                                                    ====================

                                                          Payroll             Employer
                                      Pay Period        Withholding         Contribution           Amount             Date Paid
                                      ----------        -----------         ------------           ------             ---------
Payroll Taxes:
     Federal Withholding              15-Jan-00     $           933,791   $                -   $         933,791      15-Jan-00
     Federal Withholding              31-Jan-00                 206,798                    -             206,798      31-Jan-00
     State Withholding                15-Jan-00                 225,456                    -             225,456      15-Jan-00
     State Withholding                31-Jan-00                  59,993                    -              59,993      31-Jan-00
     FICA and Medicare                15-Jan-00                 305,960              305,960             611,921      15-Jan-00
     FICA and Medicare                31-Jan-00                  83,179               83,178             166,357      31-Jan-00
     Federal Unemployment Taxes       15-Jan-00                       -               14,629              14,629      15-Jan-00
     Federal Unemployment Taxes       31-Jan-00                       -                1,033               1,033      31-Jan-00
     State Unemployment Taxes         15-Jan-00                       -               53,970              53,970      15-Jan-00
     State Unemployment Taxes         31-Jan-00                       -                4,806               4,806      31-Jan-00
                                                    -------------------------------------------------------------
                                                    $         1,815,176   $          463,577   $       2,278,753
                                                    =============================================================


                                       Period
                                       Covered           Amount            Date Paid
                                       -------           ------            ---------
Sales, Use and Excise Taxes:
     Use Taxes paid -
        District of Columbia                                     None
     Use Taxes paid - Virginia      12/01 - 12/31   $             106      1/21/2000
     Use Taxes paid - Arizona                                    None
Property Taxes:
     District of Columbia                                        None
     Virginia                                                    None

                                  IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
          SCHEDULE OF PAYMENTS TO PROFESSIONALS UNDER CODE SECTION 327
          FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH JANUARY 31, 2000

                                                                                     AMOUNTS PAID
                                                           ---------------------------------------------------------------
                                                                                                               RETAINER
PROFESSIONAL                   DESCRIPTION OF SERVICES       PERIOD COVERED      FEES          HOLDBACK        DEDUCTION
------------                   -----------------------       --------------      ----          --------        ---------
Donaldson, Lufkin & Jenrette   Debtor Financial Advisors    1/1/00 - 1/31/00  $    200,000   $           -  $            -
Young, Conway & Stargatt       Debtor Legal Counsel        8/14/99 - 8/31/99        16,940               -         (20,649)
                                                                              ------------   -------------  --------------
                                                                 Total        $    216,940   $           -  $      (20,649)
                                                                              ============   =============  ==============
                                                                                     AMOUNTS PAID
                                                                              ---------------------------
PROFESSIONAL                   DESCRIPTION OF SERVICES                          EXPENSES      TOTAL PAID
------------                   -----------------------                          --------      ----------
Donaldson, Lufkin & Jenrette   Debtor Financial Advisors                      $     57,379   $    257,379
Young, Conway & Stargatt       Debtor Legal Counsel                                  3,709              -
                                                                              ------------   ------------
                                                                 Total        $     61,088   $    257,379
                                                                              ============   ============

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                            CASE NUMBER 99-450005(CB)
                                    INSURANCE


I, David R. Gibson, Chief Financial Officer of Iridium LLC, the debtor and debtor-in-possession, verify to the best of my knowledge that all insurance policies are fully paid for the current period, and that amounts for workers compensation and disability insurance have been paid.


                                       /s/    DAVID R. GIBSON
                                      ---------------------------------
                                              DAVID R. GIBSON
                                           CHIEF FINANCIAL OFFICER


DATE: FEBRUARY 28, 2000